ALLIANCE ALL-MARKET ADVANTAGE FUND ALLIANCE ALL-MARKET ADVANTAGE FUND

ANNUAL REPORT
SEPTEMBER 30, 1999

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                       ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

November 10, 1999

Dear Shareholder:

This report discusses investment results and market activity for Alliance All-Market Advantage Fund (the "Fund") for the annual reporting period ended September 30, 1999. The Fund is a closed-end fund and trades under the New York Stock Exchange symbol "AMO." The Fund's investment objective is to seek long-term growth of capital through all market conditions. The Fund invests a majority of its assets in a core portfolio of stocks of large, intensely researched, high-quality companies that we believe are likely to achieve superior earnings growth. The Fund's core portfolio typically consists of the 25 companies that are the most highly regarded at any point in time. The balance of the Fund's portfolio may be invested in equity securities of other U.S. and non-U.S. companies that we believe have exceptional growth potential.

INVESTMENT RESULTS
The following table shows how the Fund performed over the 12-month period ended September 30, 1999. For comparison, we have shown returns for the overall U.S. stock market, as represented by the unmanaged Standard & Poor's 500 Stock Index ("S&P 500"), and the Russell 1000 Growth Stock Index.

The Fund significantly outperformed its benchmarks over the 12-month period under review primarily due to strong stock selection.

During the 12-month period ended September 30, 1999, the Fund paid four distributions totaling $4.26 per share. The Fund's net asset value ("NAV") ended the period at $42.13 per share.

INVESTMENT RESULTS*
Period Ended September 30, 1999

                                                         TOTAL RETURN
                                                           12 MONTHS
                                                         ------------
ALLIANCE ALL-MARKET ADVANTAGE FUND                           42.20%

S&P 500                                                      27.79%

RUSSELL 1000 GROWTH STOCK INDEX                              34.85%


* THE FUND'S INVESTMENT RESULTS ARE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE AS OF SEPTEMBER 30, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE S&P 500 IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. THE RUSSELL 1000 GROWTH STOCK INDEX CONSISTS OF 1000 OF THE LARGEST STOCKS REPRESENTING APPROXIMATELY 87% OF THE U.S. EQUITY MARKET. THE INDICES REFLECT NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDICES.

THE YEAR IN REVIEW
The market rebounded quite nicely in the fiscal first quarter (October 1998 to December 1998) as fear of a financial meltdown, largely due to "The Asian Contagion," subsided. Actions we took in the weak July to September 1998 period to position the Fund's portfolio for a rebound in the market allowed us to get off to a very strong start. In essence, we used our "V-Factor" methodology to take advantage of the volatility in the market.

As the 1999 calendar year progressed, the market began to wrestle with the historically high market valuations and the rising interest rates that were caused by the fear of higher inflation and stronger world growth. Subsequently, the higher interest rates somewhat contained the market's appreciation and the last three months of the Fund's fiscal year have had negative returns.

Despite the current uncertainties in the market, the Fund has had a very strong fiscal year. Strong stock selection coupled with prudent use of protective strategies (such as written calls or purchased puts against individual stocks


1


                                             ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

or indices) enabled the Fund to outperform its benchmarks during the 12-month period ended September 30, 1999. Standout performers during this period included several technology names (Nokia Corp., Cisco Systems Inc. and EMC Corp.), several financial names (Morgan Stanley Dean Witter & Co. and Citigroup Inc.), consumer service companies (AT&T Corp-Liberty Media Group and Vodafone AirTouch Plc) and multi-industry companies (such as Tyco International Ltd.). The Fund's performance was helped by not only owning the equity in these stocks, but also by owning (where appropriate) the underlying options to further enhance the Fund's returns.

At the end of September 1999, the short positions in the Fund consisted of written calls against individual stocks and written calls and purchased puts against market indices. Due to the higher valuation of the market, we have added some puts to the Fund to provide increased protection in case of a correction.

During the year, we successfully raised approximately $42 million net of expenses through a rights offering. The rights offering allowed the Fund to more fully take advantage of investment opportunities in the large-cap equity market, reduce the relative significance of certain large positions in the Fund's portfolio and improve the portfolio's tax efficiency.

MARKET ENVIRONMENT AND OUTLOOK
As we have discussed before, our investment philosophy is predicated on the correct marriage of prospective fundamentals and valuation. Our outlook for the U.S. economy and financial markets remains favorable. In our view, the current concern about U.S. dollar weakness is overblown since the weakness relates strictly to the yen, even though the dollar has rallied for most of the year against the euro. The real domestic economy continues to grow at 2.5% to 3.5%, creating corporate profits of around 8%, as well as new job opportunities. Inflation, the key economic fundamental, remains under control. Even though oil prices are approaching $20 per barrel, energy comprises only 6% of the consumer price index ("CPI"). The CPI was up a modest 2.2% during the third quarter, and we are forecasting a 1.5% to 2.5% range for expected inflation through the year-end in 2000. The underpinnings for our confidence in continued moderate inflation are sourced directly to the offset of labor's productivity improvements (approximately 2% to 4%) with healthy nominal wage gains of 3.5%. Also, U.S. consumers and corporate purchasing departments remain steadfast against price increases. Our ongoing focus will be on productivity and unit labor cost trends, since real labor costs represent two-thirds of the CPI. We believe that the risk of a synchronized global recovery, which could lead to an overheated situation, is mitigated by the fact that the international economies remain mixed and that U.S. consumer demand may slow sometime in the next several quarters. A rise in rates (especially mortgages) and a modest slump in the stock market will likely dampen future consumer spending. In congressional testimony, Federal Reserve Bank Chairman Alan Greenspan defined recent and potential tightening as a reversal of the easing undertaken last fall, rather than the start of a sustained, deliberate program designed to throttle the economy. This constructive fundamental outlook should also have positive consequences for the U.S. bond markets.

We believe that the fourth quarter of 1999 will undoubtedly bring us challenges. These challenges may include everything from dollar/yen considerations, possibly breaking 10,000 again on the Dow Jones Industrial Average, Y2K purchase lockdowns, and finally the psychological overhang of additional Federal Reserve rate increases at some future date, given the Fed's current tightening bias. However, assuming that we can come through this quarter adequately, the year 2000 is shaping up quite nicely. There should be continued growth in the U.S., supplemented by a slightly better tone both in Europe and Asia. Moreover, no great inflationary strains should emerge in this competitive, technologically driven environment.

PORTFOLIO STRATEGY
Consistent with our prior guidance, which expressed absolute valuation concerns, our full year 1999 expectations for U.S. equity market returns are in the 5% to 12% range, with associated high volatility. Given that the S&P 500 is up 5% through the first three calendar quarters, we have structured the Fund's portfolio accordingly. We are slightly more optimistic than we were at mid-year due to the 6.4% decline in the S&P 500 during the third quarter.


2


                                             ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

Accordingly, we have moved the Fund's net long position back up to 100% within an 80% to 120% range. We would, however, adopt a more defensive strategy if the bond market were to weaken significantly from current 6.35% levels. Looking past year-end, corporate earnings and cashflows are projected to grow at a 7% to 10% rate for the year 2000, which should justify commensurate S&P 500 upside. Recognizing that current stock prices reflect future corporate performance, we remain fundamentally focused on the strongest prospective corporate earnings for the best available prices. We will continue to capture the rich premiums by selling at-the-money and slightly in-the-money calls on the S&P 500 and NASDAQ, while purchasing S&P 500 puts for added protection. It is important, however, to remember that this is a long-biased Fund. Therefore, we can mitigate, but not avoid, losses if the market should experience a sustained decline.

At the end of the quarter, the Fund's gross long portfolio had a weighted average price-to-earnings multiple of 27 times for 24% projected 2000 earnings growth versus 25 times for 7% earnings growth for the S&P 500. Despite absolute valuation concerns, we believe that the best relative investment opportunity is to stay with the Fund's long portfolio positions, which provide strong relative earnings growth (four times the market's growth rate) for only a modest 10% premium to the market's valuation. Our rigorous bottom-up, company-specific research process is especially important in today's environment where companies with disappointing fundamentals are treated harshly by the market.

QUARTERLY DISTRIBUTION
The Fund distributes to its shareholders an amount equal to 2.5% of the Fund's total net assets as of the beginning of each of the first three quarters of the calendar year. With respect to the fourth quarter, an amount equal to at least 2.5% of the total net assets is distributed to shareholders, plus any remaining net investment income and net realized capital gains deemed, for Federal income tax purposes, to be undistributed during the year.

Thank you for your continued interest in Alliance All-Market Advantage Fund. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,

John D. Carifa
Chairman and President

Alfred Harrison
Senior Vice President

Michael J. Reilly
Vice President


3


TEN LARGEST HOLDINGS
SEPTEMBER 30, 1999                           ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

                                                                  PERCENT OF
COMPANY                                           VALUE           NET ASSETS
-------------------------------------------------------------------------------

Dell Computer Corp.                           $ 9,951,375             6.6%
Home Depot, Inc. (a)                            8,997,563             6.0
Nokia Corp. ADR (Finland) (a)                   8,689,488             5.8
Tyco International Ltd. (a)                     8,308,900             5.5
Cisco Systems, Inc. (a)                         7,650,100             5.1
Intel Corp.                                     7,111,706             4.7
Schering-Plough Corp.                           6,107,500             4.1
AT&T Corp. - Liberty Media Group Cl. A.         6,088,500             4.0
Microsoft Corp. (a)                             5,521,813             3.7
Morgan Stanley Dean Witter & Co. (a)            5,039,125             3.3
                                              $73,466,070            48.8%


(a)  Adjusted for market value of call options purchased and written.


4


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999                           ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

                                                 SHARES            VALUE
-------------------------------------------------------------------------------

COMMON STOCKS-74.3%
TECHNOLOGY-31.7%
COMMUNICATION EQUIPMENT-8.9%
EMC Corp. (a)                                    57,000      $ 4,071,937
Lucent Technologies, Inc. (b)                    22,400        1,453,200
Nokia Corp. ADR
  (Finland)                                      87,400        7,849,613
                                                             ------------
                                                              13,374,750

COMPUTER HARDWARE-7.2%
Dell Computer Corp. (a)                         238,000        9,951,375
Sun Microsystems, Inc. (a)                       10,000          930,000
                                                             ------------
                                                              10,881,375

COMPUTER SOFTWARE-3.7%
Microsoft Corp. (a)                              61,000        5,524,313

INTERNET CONTENT-0.7%
Alteon Websystems, Inc. (a)                         600           56,400
America Online, Inc. (a)                          8,900          925,600
                                                             ------------
                                                                 982,000

NETWORKING SOFTWARE-5.1%
Cisco Systems, Inc. (a)                         111,800        7,665,287

SEMICONDUCTOR CAPITAL EQUIPMENT-0.5%
Applied Materials, Inc. (a)(b)                    9,400          730,262

SEMICONDUCTOR COMPONENTS-4.7%
Intel Corp.                                      95,700        7,111,706

MISCELLANEOUS-0.9%
Foundry Networks, Inc. (a)                        1,600          201,600
Solectron Corp. (a)(b)                           18,000        1,292,625
                                                             ------------
                                                               1,494,225
                                                             ------------
                                                              47,763,918

CONSUMER SERVICES-19.7%
BROADCASTING & CABLE-8.9%
AMFM, Inc. (a)                                   20,000        1,217,500
AT&T Corp. - Liberty Media
  Group Cl. A (a)(b)                            164,000        6,088,500
Clear Channel Communications (a)(b)              27,800        2,220,525
Skytel Communications, Inc. (a)                  10,000          183,125
Vodafone Airtouch PLC-SP ADR
  (United Kingdom)                               15,500        3,685,125
                                                             ------------
                                                              13,394,775

ENTERTAINMENT & LEISURE-0.7%
Time Warner, Inc.                                18,000        1,093,500

RETAIL - GENERAL MERCHANDISE-10.1%
Costco Wholesale Corp (a)(b)                     20,800        1,497,600
Dayton Hudson Corp. (b)                          36,000        2,162,250
Gap Inc.                                         38,000        1,216,000
Home Depot, Inc.                                107,000        7,342,875
Kohl's Corp. (a)                                 34,400        2,274,700
Lowe's Companies, Inc.                           15,000          731,250
                                                             ------------
                                                              15,224,675
                                                             ------------
                                                              29,712,950

FINANCE-11.0%
BANKING - REGIONAL-0.7%
Bank of America Corp                              5,000          278,437
Wells Fargo Co.                                  19,500          772,687
                                                             ------------
                                                               1,051,124


5


PORTFOLIO OF INVESTMENTS (CONTINUED)         ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

                                               SHARES OR
                                             CONTRACTS (C)       VALUE
-------------------------------------------------------------------------------

BROKERAGE & MONEY MANAGEMENT-3.8%
Goldman Sachs Group Inc. (b)                     19,800      $ 1,207,800
Merrill Lynch & Co.                              17,000        1,142,188
Morgan Stanley Dean Witter & Co.                 38,000        3,389,125
                                                             ------------
                                                               5,739,113

INSURANCE-2.7%
American International Group (b)                  7,625          662,898
Citigroup, Inc. (b)                              78,000        3,432,000
                                                             ------------
                                                               4,094,898

MORTGAGE BANKING-1.1%
Fannie Mae Corp.                                 27,000        1,692,563

MISCELLANEOUS-2.7%
Associates First Capital Corp. Cl. A. (b)        21,000          756,000
MBNA Corp.                                      143,225        3,267,320
                                                             ------------
                                                               4,023,320
                                                             ------------
                                                              16,601,018

HEALTHCARE-8.5%
DRUGS-7.2%
Bristol-Myers Squibb Co. (b)                     21,000        1,417,500
Pfizer, Inc.                                     91,500        3,288,281
Schering-Plough Corp.                           140,000        6,107,500
                                                             ------------
                                                              10,813,281

MEDICAL PRODUCTS-1.3%
IMS Health, Inc.                                  5,000          114,062
Medtronic, Inc.                                  50,800        1,803,400
                                                             ------------
                                                               1,917,462
                                                             ------------
                                                              12,730,743

UTILITIES-1.9%
TELEPHONE UTLILTY-1.9%
MCI WorldCom, Inc.                               39,700        2,853,438

MULTI-INDUSTRY-1.1%
CAPITAL GOODS-1.1%
Tyco International Ltd.                          16,200        1,672,650

CONSUMER GOODS-0.4%
ELECTRICAL EQUIPMENT-0.4%
General Electric Co.                              5,000          592,813

Total Common Stocks
  (cost $66,634,742)                                         111,927,530

CALL OPTIONS PURCHASED-21.0% (A)
AirTouch Communications, Inc.
  expiring Jan '00 @ $20                            100        1,080,000
American International Group
  expiring Jan '00 @ $48 (d)                        100          495,312
Associates First Capital Corp. Cl. A
  expiring Jan '00 @ $20                            300          489,375
  expiring Jan '00 @ $22.50                         300          420,000
  expiring Jan '01 @ $20                            650        1,157,813
BankAmerica Corp.
  expiring Jan '00 @ $40                            305          493,719
Bristol-Myers Squibb Co.
  expiring Jan '00 @ $30                            200          757,500
  expiring Jan '00 @ $40                            100          281,250
  expiring Jan '01 @ $35                            100          350,000
Citigroup, Inc.
  expiring Jan '00 @ $23.33 (e)                     225          700,313
Colgate-Palmolive Co.
  expiring Jan '01 @ $30                            200          370,000


6


                                             ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

                                           CONTRACTS (C) OR
                                               PRINCIPAL
                                                 AMOUNT
                                                  (000)           VALUE
-------------------------------------------------------------------------------

Dayton Hudson Corp.
  expiring Jan '00 @ $27.50                         200      $   657,500
Fannie Mae Corp.
  expiring Jan '00 @ $35                            300          523,125
General Electric Co.
  expiring Jan '00 @ $50                            100          693,125
  expiring Jan '01 @ $60                            100          621,875
Home Depot, Inc.
  expiring Jan '00 @ $17.50                         250        1,289,063
  expiring Jan '01 @ $35                            100          365,625
IBM Corp.
  expiring Jan '00 @ $45                            160        1,234,000
  expiring Jan '00 @ $75                             30          143,250
  expiring Jan '00 @ $80                             30          129,000
  expiring Jan '01 @ $65                             20          121,000
  expiring Jan '01 @ $70                             50          288,125
Lowe's Companies, Inc.
  expiring Jan '00 @ $30                             70          129,500
  expiring Jan '00 @ $37.50                         100          127,500
MBNA Corp.
  expiring Jan '00 @ $15                          1,741        1,436,325
MCI WorldCom, Inc.
  expiring Jan '00 @ $25                            190          904,875
  expiring Jan '00 @ $40                             90          291,375
  expiring Jan '00 @ $50                             75          172,500
Mediaone Group
  expiring Jan '00 @ $40                            675        1,936,406
Merrill Lynch & Co., Inc.
  expiring Jan '00 @ $50                            135          264,937
Morgan Stanley Dean
Witter & Co.
  expiring Jan '00 @ $50                            300        1,215,000
  expiring Jan '01 @ $50                            100          435,000
Motorola, Inc.
  expiring Jan '00 @ $45                            130          568,750
Nokia Corp. (ADR) (Finland)
  expiring Jan '00 @ $30                            140          845,250
Pfizer, Inc.
  expiring Jan '00 @ $23.33                         300          356,250
Time Warner, Inc.
  expiring Jan '00 @ $32.50                         150          432,188
  expiring Jan '00 @ $35                            150          394,688
Tyco International Ltd.
  expiring Jan '00 @ $30                            640        4,720,000
  expiring Jan '00 @ $40                            300        1,916,250
United Technologies Corp.
  expiring Jan '00 @ $35                            390          945,750
Wal-Mart Stores, Inc.
  expiring Jan '00 @ $17.50                         600        1,818,750

Total Call Options Purchased
  (cost $26,050,094)                                          31,572,264

PUT OPTION PURCHASED-0.4% (A)
Standard & Poor's 500 Index
  expiring Oct '99 @ $100
  (cost $420,150)                                    50          562,500

SHORT TERM INVESTMENT-5.3%
COMMERCIAL PAPER-5.3%
General Electric Capital Corp.
  5.03%, 10/01/99
  (amortized cost $7,972,000)                    $7,972        7,972,000

TOTAL INVESTMENTS-101.0%
  (cost $101,076,986)                                        152,034,294

CALL OPTIONS WRITTEN-(0.3%)(A)
Chicago Board Options Exchange NASDAQ
  100 Index
  expiring Oct '99 @ $2,420                          25         (158,438)
  expiring Oct '99 @ $2,440                          10          (56,250)
  expiring Oct '99 @ $2,480                          10          (39,500)
  expiring Oct '99 @ $2,500                          20          (60,000)
Cisco Systems, Inc.
  expiring Oct '99 @ $70                             90          (15,187)


7


PORTFOLIO OF INVESTMENTS (CONTINUED)         ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

                                              CONTRACTS (C)        VALUE
-------------------------------------------------------------------------------

General Electric Co.
  expiring Oct '99 @ $120                            20     $     (4,750)
IBM Corp.
  expiring Oct '99 @ $130                            40           (4,250)
Microsoft Corp.
  expiring Oct '99 @ $95                             20           (2,500)
Nokia Corp. ADR (Finland)
  expiring Oct '99 @ $90                             20           (5,375)
Vodafone Airtouch
PLC-SP ADR (United Kingdom)
  expiring Oct '99 @ $210                            20          (59,500)
  expiring Oct '99 @ $220                            60         (114,750)

Total Call Options Written
  (premiums received $715,376)                                  (520,500)

TOTAL INVESTMENTS, NET OF OUTSTANDING
  CALL OPTIONS WRITTEN-100.7%
  (cost $100,361,610)                                        151,513,794
Other assets less liabilities (0.7%)                            (994,990)

NET ASSETS-100%                                             $150,518,804


(a)  Non-income producing security.

(b) Security, or a portion thereof, has been segregated to collateralize open options written. This collateral has a total market value of approximately $20,380,168.

(c)  One contract relates to 100 shares unless otherwise indicated.

(d)  One contract relates to 125 shares.

(e)  One contract relates to 150 shares.

     Glossary:
     ADR - American Depository Receipt.

     See notes to financial statements.


8


STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999                           ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $101,076,986)         $152,034,294
  Receivable for investment securities sold                          6,771,841
  Dividends receivable                                                  16,696
  Deferred organization expenses and other assets                       10,391
  Total assets                                                     158,833,222

LIABILITIES
  Outstanding call options written, at value
    (premiums received $715,376)                                       520,500
  Due to custodian                                                       3,325
  Dividends payable                                                  4,277,264
  Payable for investment securities purchased                        2,618,085
  Rights offering payable                                              371,112
  Advisory fee payable                                                 221,934
  Administration fee payable                                            27,592
  Accrued expenses and other liabilities                               274,606
  Total liabilities                                                  8,314,418

NET ASSETS                                                        $150,518,804

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     35,727
  Additional paid-in capital                                        91,637,968
  Accumulated net realized gain on investment transactions           7,692,925
  Net unrealized appreciation of investments and
    options written                                                 51,152,184
                                                                  $150,518,804

NET ASSET VALUE PER SHARE
  (based on 3,572,754 shares outstanding)                               $42.13


See notes to financial statements.


9


STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1999                ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign tax
    withheld of $9,853)                             $  364,275
  Interest                                             131,003    $    495,278

EXPENSES
  Advisory fee                                       1,975,334
  Administrative                                       289,030
  Audit and legal                                      169,657
  Custodian                                            127,884
  Shareholder servicing                                115,612
  Printing                                              55,307
  Directors' fees and expenses                          39,695
  Registration                                          20,890
  Transfer agency                                        6,199
  Amortization of organization expenses                  4,000
  Miscellaneous                                          7,734
  Total expenses before interest                     2,811,342
  Interest expense on short sales                        4,573
  Total expenses                                                     2,815,915
  Net investment loss                                               (2,320,637)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS, SHORT SALES AND
OPTIONS WRITTEN
  Net realized gain on long transactions                            24,492,634
  Net realized loss on short sale
    transactions                                                       (90,496)
  Net realized loss on written
    option transactions                                               (504,509)
  Net change in unrealized appreciation of
    investments and options written                                 17,182,666
  Net gain on investments                                           41,080,295

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 38,759,658


See notes to financial statements.


10


STATEMENT OF CHANGES IN NET ASSETS           ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

                                              YEAR ENDED           YEAR ENDED
                                             SEPTEMBER 30,        SEPTEMBER 30,
                                                 1999                 1998
                                             -------------        -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                        $ (2,320,637)         $(1,932,651)
  Net realized gain on investment,
    short sale and written option
    transactions                               23,897,629            8,866,477
  Net change in unrealized appreciation
    of investments and options written         17,182,666            2,937,240
  Net increase in net assets from
    operations                                 38,759,658            9,871,066

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments            (11,970,696)         (12,924,008)

COMMON STOCK TRANSACTIONS
  Reinvestment of dividends resulting
    in issuance of common stock                   274,154              127,507
  Proceeds from sale of shares of
    common stock in rights offering            41,903,669                   -0-
  Total increase (decrease)                    68,966,785           (2,925,435)

NET ASSETS
  Beginning of year                            81,552,019           84,477,454
  End of year                                $150,518,804          $81,552,019


See notes to financial statements.


11

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999                           ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance All-Market Advantage Fund, Inc. (the "Fund") was incorporated under the laws of the state of Maryland on August 16, 1994 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provision for federal income or excise taxes is required.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $20,000 have been deferred and are being amortized on a straight-line basis through November, 1999.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to net investment loss, resulted in a net decrease in accumulated net realized gain on investment transactions and a corresponding increase in accumulated net investment loss. This reclassification had no effect on net assets.


NOTE B: ADVISORY, ADMINISTRATIVE FEES AND OTHER AFFILIATED TRANSACTIONS
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Adviser") a monthly fee at an annualized rate of 1.50% of the Fund's average weekly net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Fund in relation to the investment record of the Russell 1000 Growth Index for certain prescribed periods. During the year ended September 30, 1999, the fee as adjusted, amounted to 1.68% of the Fund's average net assets.


12


                                             ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

Under the terms of an Administrative Agreement, the Fund pays its Administrator, Alliance Capital Management L.P., a monthly fee equal to the annualized rate of .25 of 1% of the Fund's average weekly net assets. The Administrator provides administrative functions to the Fund as well as other clerical services. The Administrator also prepares financial and regulatory reports for the Fund.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $1,140 during the year ended September 30, 1999.

Under terms of a Shareholder Servicing Agreement, the Fund pays its Shareholder Servicing Agent, Paine Webber Inc. a quarterly fee equal to the annualized rate of .10 of 1% of the Fund's average weekly net assets.

Brokerage commissions paid on investment transactions for the year ended September 30, 1999 amounted to $259,520, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJdirectly.


NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments, short-term options, and U.S. government securities) aggregated $146,019,509 and $118,595,029, respectively, for the year ended September 30, 1999. There were no purchases or sales of U.S. government or government agency obligations for the year ended September 30, 1999.

At September 30, 1999, the cost of investments for federal income tax purposes was $101,501,168. Accordingly, gross unrealized appreciation of investments was $55,514,459 and gross unrealized depreciation of investments was $5,501,833 resulting in net unrealized appreciation of $50,012,626.

1. OPTIONS TRANSACTIONS
The Fund purchases and writes (sells) options on market indices and covered put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and any change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. In writing covered options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value. Losses from written market index options may be unlimited.


13


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                                  ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

Transactions in options written for the year ended September 30, 1999 were as follows:

                                                    NUMBER           PREMIUMS
                                                OF CONTRACTS         RECEIVED
                                                ------------        ----------
Options outstanding at beginning of year              885         $  1,306,240
Options written                                     5,909           13,859,584
Options terminated in closing purchase
  transactions                                     (6,459)         (14,450,448)
Options outstanding at September 30, 1999             335         $    715,376

2. SECURITIES SOLD SHORT
The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested. The Fund is currently paying an interest expense of 7.50% to the prospective brokers on the market value of the short sales.


NOTE D: CAPITAL STOCK
There are 300,000,000 shares of $.01 par value common stock authorized. Of the 3,572,754 shares outstanding at September 30, 1999, the Investment Adviser owned 5,000 shares. During the year ended September 30, 1999, the Fund issued 7,737 shares in connection with the Fund's dividend reinvestment plan.


NOTE E: RIGHTS OFFERING
During the year ended September 30, 1999, the Fund issued 1,057,000 shares in connection with a rights offering of the Fund's shares. Shareholders of record on June 21, 1999, were issued one non-transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held at a subscription price of $41.68 per share. Offering costs of $500,000 attributed to the rights offering were charged to additional paid-in capital. Dealer management and soliciting fees of $1,652,091 were netted against the proceeds of the subscription.


14


FINANCIAL HIGHLIGHTS                         ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                NOVEMBER 4,
                                                                                                  1994(A)
                                                          YEAR ENDED SEPTEMBER 30,                  TO
                                            --------------------------------------------------  SEPTEMBER 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $32.52       $33.72       $22.19       $23.78       $19.70(b)

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.84)(c)     (.77)        (.58)        (.48)        (.09)
Net realized and unrealized gain
  on investment transactions                   17.26         4.73        14.40         1.86         5.65
Net increase in net asset value
  from operations                              16.42         3.96        13.82         1.38         5.56

LESS: DISTRIBUTIONS
Distributions from net realized gains          (4.26)       (5.16)       (2.29)       (2.97)       (1.48)

CAPITAL SHARE TRANSACTIONS
Dilutive effect of rights offering             (2.41)          -0-          -0-          -0-          -0-
Offering costs charged to additional
  paid-in capital                               (.14)          -0-          -0-          -0-          -0-
Total capital share transactions               (2.55)          -0-          -0-          -0-          -0-
Net asset value, end of period                $42.13       $32.52       $33.72       $22.19       $23.78
Market value, end of period                  $38.688      $36.875      $31.188       $19.00       $19.50

TOTAL RETURN
Total investment return based on: (d)
  Market value                                 15.45%       37.40%       79.27%       13.26%        5.46%
  Net asset value                              42.20%       12.49%       65.66%        8.10%       28.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $150,519      $81,552      $84,477      $55,582      $59,561
Ratio of expenses to average net assets         2.39%        2.57%        2.48%        2.87%        2.00%(e)
Ratio of expenses to average net assets
  excluding interest expense                    2.39%(f)     2.52%(f)     2.43%(f)     2.62%(f)     2.00%(e)
Ratio of net investment loss to average
  net assets                                   (1.97)%      (2.18)%      (2.07)%      (2.11)%       (.48)%(e)
Portfolio turnover rate                          110%          96%         105%         199%         140%


(a)  Commencement of operations.

(b)  Net of offering costs of $.30.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return for a period of less than one year is not annualized.

(e)  Annualized.

(f) Net of interest expense of .003%, .05%, .05% and .25%, respectively, on short sales (see Note C).


15


REPORT OF INDEPENDENT ACCOUNTANTS            ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance All-Market Advantage Fund, Inc. (the "Fund") at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period November 4, 1994 (commencement of operations) through September 30, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
November 19, 1999



TAX INFORMATION (UNAUDITED)

In order to meet certain requirements of the Internal Revenue Code we are advising you that $5,527,323 of capital gain distributions paid by the Fund during the fiscal year ended September 30, 1999 are subject to a maximum tax rate of 20%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2000.


16


ADDITIONAL INFORMATION                       ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

YEAR 2000
Many computer systems and applications that process transactions use two-digit date fields for the year of a transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "19XX," which could result in processing inaccuracies and inoperability at or after the year 2000. The Funds and their major service providers, including Alliance, utilize a number of computer systems and applications that have been either developed internally or licensed from third-party suppliers. In addition, the Funds and their major service providers, including Alliance, are dependent on third-party suppliers for certain systems applications and for electronic receipt of information critical to their business. Should any of the computer systems employed by the Funds or their major service providers, including Alliance, fail to process Year 2000 related information properly, that could have a significant negative impact on the Funds' operations and the services that are provided to the Funds' shareholders. To the extent that the operations of issuers of securities held by the Funds are impaired by the Year 2000 problem, the value of the Funds' shares may be materially affected. In addition, for the Funds' investments in foreign markets, it is possible that foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets.

The Year 2000 issue is a high priority for the Funds and Alliance. During 1997, Alliance began a formal Year 2000 initiative which established a structured and coordinated process to deal with the Year 2000 issue. As part of its initiative, Alliance established a Year 2000 project office to manage the Year 2000 initiative, focusing on both information technology and non-information technology systems. The Year 2000 project office meets periodically with the audit committee of the board of directors of Alliance Capital Management Corporation, Alliance's general partner, and with Alliance's executive management to review the status of the Year 2000 efforts. Alliance has also retained the services of a number of consulting firms which have expertise in advising and assisting with regard to Year 2000 issues. Alliance reports that by June 30, 1998 it had completed its inventory and assessment of its domestic and international computer systems and applications, identified mission critical systems (those systems where loss of their function would result in immediate stoppage or significant impairment to core business units) and nonmission critical systems and determined which of these systems were not Year 2000 compliant. All third-party suppliers of mission critical computer systems and applications and nonmission critical systems have been contacted to verify whether their systems and applications will be Year 2000 compliant and their responses are being evaluated. Substantially all of those contacted have responded and approximately 90% have informed Alliance that their systems and applications are or will be Year 2000 compliant. All mission and nonmission critical systems supplied by third parties have been tested with the exception of those third parties not able to comply with Alliance's testing schedule. Alliance reports that it expects that all testing will be completed before the end of 1999.

Alliance has remediated, replaced or retired all of its non-compliant mission critical systems and applications that can affect the Funds. All nonmission critical systems have been remediated. After each system has been remediated, it is tested with 19XX dates to determine if it still performs its intended business function correctly. Next, each system undergoes a simulation test using dates occurring after December 31, 1999. Inclusive of the replacement and retirement of some of its systems, Alliance has completed these testing phases for approximately 98% of mission critical systems and 100% of nonmission critical systems. Integrated systems tests were conducted to verify that the systems would continue to work together. Full integration testing of all mission critical and nonmission critical systems is complete. Testing of interfaces with third-party suppliers has begun and will continue throughout 1999. Alliance reports that it has completed an inventory of its facilities and related technology applications and has begun to evaluate and test these systems. Alliance reports that it anticipates that these systems will be fully operable in the year 2000. Alliance has deferred certain other planned information technology projects until after the Year 2000 initiative is completed. Such delay is not expected to have a material adverse effect on Alliance's financial condition or results of operations. Alliance, with the assistance of a consulting firm, is developing Year


17


ADDITIONAL INFORMATION (CONTINUED)           ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

2000 specific contingency plans with emphasis on mission critical functions. These plans seek to provide alternative methods of processing in the event of a failure that is outside Alliance's control.

The estimated current cost to Alliance of the Year 2000 initiative ranges from approximately $40 million to $45 million. These costs consist principally of modification and testing and costs to develop formal Year 2000 specific contingency plans. These costs, which will generally be expensed as incurred, will be funded from Alliance's operations and the issuance of debt. Through June 30, 1999, Alliance had incurred approximately $36.0 million of costs related to the Year 2000 initiative. At this time, management of Alliance believes that the costs associated with resolving the Year 2000 issue will not have a material adverse effect on Alliance's results of operations, liquidity or capital resources.

There are many risks associated with Year 2000 issues, including the risks that the computer systems and applications used by the Funds and its major service providers will not operate as intended and that the systems and applications of third-party suppliers to the Funds and their service providers will not be Year 2000 compliant. Likewise there can be no assurance the compliance schedules outlined above will be met or that the actual cost incurred will not exceed current cost estimates. Should the significant computer systems and applications used by the Funds or their major service providers, or the systems of their important third-party suppliers, be unable to process date-sensitive information accurately after 1999, the Funds and their service providers may be unable to conduct their normal business operations and to provide shareholders with required services. In addition, the Funds and their service providers may incur unanticipated expenses, regulatory actions and legal liabilities. The Funds and Alliance cannot determine which risks, if any, are most reasonably likely to occur or the effects of any particular failure to be Year 2000 compliant. Certain statements provided by Alliance in this section entitled "Year 2000", as such statements relate to Alliance, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. To the fullest extent permitted by law, the foregoing Year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of the Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Sec. 1 (1998).


18


                                             ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
ALFRED HARRISON, SENIOR VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
JOHN A. KOLTES, VICE PRESIDENT
DANIEL NORDBY, VICE PRESIDENT
MICHAEL J. REILLY, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT L.P.
1345 Avenue of the Americas
New York, NY 10105

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
THE BANK OF NEW YORK
101 Barclay Street
New York, NY 10286

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, NY 10036-2798

CUSTODIAN
THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

(1)  Member of the Audit Committee.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of Alliance All-Market Advantage Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


19


ALLIANCE ALL-MARKET ADVANTAGE FUND
Summary of General Information

INVESTMENT OBJECTIVES AND POLICIES
The Fund's investment objective is to seek long-term growth of capital through all market conditions. Consistent with the investment style of the Adviser's Large-Cap Growth Group, the Fund will invest in a core portfolio of equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of large, intensely-researched, high-quality companies that, in the judgement of the Adviser, are likely to achieve superior earnings growth.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "AllncAll". The Fund's NYSE trading symbol is "AMO". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S, as well as other newspapers ina table called "Closed-End Funds".

DIVIDEND REINVESTMENT PLAN
All shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares, unless a shareholder elects to receive cash.

Shareholders whose shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or nominee in additional shares under the Plan, unless the automatic reinvestment service is not provided by the particular broker or nominee or the Shareholder elects to receive distributions in cash.

The Plan provides you with a convenient way to reinvest your dividends and capital gains in additional shares of the Fund, thereby enabling you to compound your returns from the Fund.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call The Bank of New York at 1-800-432-8224.


ALLIANCE ALL-MARKET ADVANTAGE FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

AMAAR999